Bayshore Exploration L.L.C.	20501 Katy Freeway, Suite 216
Katy, Texas 77450
Phone (281) 646-1919
Fax (281) 647-9448
bayshoreexpl@sbcglobal.net

December 30, 2005

Paxton Energy, Inc.

2533 North Carson Street

Suite 6232

Carson City, Nevada 89706

RE:	Purchase Agreement — 20% Working Interest
Alamo Operating Company, L.C. — Cartwright No. 1 Well
Cooke Ranch Prospect — La Salle County, Texas

Gentlemen:

This letter is written to evidence the agreement between Bayshore Exploration L.L.C. (“Bayshore”) and Paxton Energy, Inc. (“Paxton”) pertaining to the Alamo Operating Company, L.C. — Cartwright No. 1 Well located in the C. Sullivan Survey No. 226, A -1076, La Salle County, Texas. Bayshore is the owner and holder of a 20% working interest, subject to a 75% net revenue interest, in the Alamo Operating Company, L.C. — Cartwright No. 1 Well. Paxton desires to purchase said 20% working interest from Bayshore with the following terms and conditions:

1.

On or before the expiration of 120 days from the date of this Letter Agreement, Paxton agrees to pay to Bayshore the sum of $237,800.00 U.S. dollars which represents the total purchase price for said 20% working interest.

2.

On or before the expiration of 120 days from the date of this Letter Agreement, Paxton agrees to pay to Bayshore the sum of $176,800.00 U.S. dollars which represents the total purchase price of 20% of the leasehold and working interest in and to 8,840 acres (“the subject acreage”), more or less, which is illustrated in bold outline on the attached land plat as Exhibit “A” hereto. The purchase of said 20% leasehold interest by Paxton from Bayshore will increase Paxton’s leasehold interest in the subject acreage to a 31.75% leasehold interest.

3.

Upon receipt of the above mentioned sums paid to Bayshore by Paxton in a timely manner as set out above, Bayshore agrees to assign to Paxton a 20% working interest in the Alamo Operating Company, L.C.-Cartwright No. 1 Well (75% NRI). Paxton shall also have the option to participate for said 20% working interest in subsequent well(s) drilled on the subject acreage under the terms of a mutually acceptable Joint Operating Agreement, naming Bayshore as operator.

4.

The purchase of said 20% working interest in the Alamo Operating Company, L.C.-Cartwright No. 1 Well by Paxton from Bayshore will increase Paxton’s working interest in the subject acreage to a 31.75% working interest.

5.	This Letter Agreement is the entire agreement between the parties hereto pertaining to the purchase of a 20% working interest in the Alamo Operating Company, L.C.-Cartwright

No. 1 Well and supersedes all prior oral and written agreements. Any changes to this agreement must be agreed to in writing between both parties.

6.	The parties agree to execute such additional agreements and documents as may be necessary to effectuate the intentions of this Agreement.

7.

This Letter Agreement, shall be construed in accordance with and governed by the laws of the State of Texas, shall be binding upon and shall inure to the benefit of the parties hereto and shall extend to and be binding upon their respective successors and assigns.

If the foregoing is your understanding of our agreement, please acknowledge your acceptance by signing in the space provided below and returning one fully executed copy of this Letter Agreement to Bayshore at your earliest convenience.

Sincerely,

BAYSHORE EXPLORATION L.L.C.

/s/ Jamin Swantner

Jamin Swantner

President

PAXTON ENERGY, INC.

/s/ Robert Freiheit

Robert Freiheit, CEO

Attachment: Exhibit “A” — Land Plat

EXHIBIT “A”

04/20/2006 10:58 281-647-9448 BAYSHORE EXPLORATION PAGE 03

EXHIBIT "A"

EXISTING COOKE RANCH ACREAGE

6,840 acres, more or less

MATCH
LINE
SOSTERS CABRA
D GIVENS
ANTONIO ESCAMIA
MRS. J. G. ALEXANDER
JOSE A. LEAL
MRS. H. L.
ELLIS
970,000 00
DOBSON
H. & G. N. R.R.
E. BUCKLEY
CHRISTOPH WINDSCH
BLK "A"
BLK "B"
BLK "C"
E. E. BUCKLEY
E. A. HICKS
GEO. GREER SUBD.
C. SULLIVAN
H. & G. N. R. R.
P. JOHNSTON
SULLIVAN
J. T. MURPHY
PETER HAZELL
J. H. COLLARD
FELIX MARTINEZ
WM. M. ROSS
ALBERT MARTIN
CARNELIO DELGADO
DARIO MUSQUIZ
MRS. E. B. BUCKLEY
B. S. & S. C. R. R.
E. S. BUCKLEY